UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 21, 2025

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of Class A, Class B and Class C shareholders (collectively, the “Shareholders”) of Plains GP Holdings, L.P. (“PAGP” or the “Partnership”) was held on May 21, 2025. At the annual meeting, the Shareholders considered and voted on the following matters, each of which is described in greater detail in PAGP’s Proxy Statement dated April 11, 2025 (the “Proxy Statement”): (i) the election of four Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2028 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s (“PAA”) independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) the approval, on a non-binding advisory basis, of our 2024 named executive officer compensation.

Out of the 762,187,858 Class A, Class B and Class C shares entitled to vote on Items 1, 2 and 3, approximately 83.2%, or 633,846,374 shares, were represented in person or by proxy at the PAGP annual meeting. The voting results for each matter presented at the PAGP annual meeting were as follows:

1.	Class A, Class B and Class C shareholders voted on the election of four Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2028 annual meeting as follows:

Nominees	For	Withheld	Percentage of Votes Cast FOR	Broker Non-Votes
1. Victor Burk	463,285,481	5,301,585	98.9%	165,259,308
2. Kevin McCarthy	401,583,352	67,003,714	85.7%	165,259,308
3. Harry Pefanis	463,750,670	4,836,396	99.0%	165,259,308
3. Gary Petersen	434,861,296	33,725,770	92.8%	165,259,308

2.	Class A, Class B and Class C shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2025 as follows:

For	Against	Abstained	Percentage of Votes Cast FOR	Broker Non-Votes
627,785,715	5,354,227	706,432	99.0%	-0-

3.	Class A, Class B and Class C shareholders voted on the approval, on a non-binding advisory basis, of our 2024 named executive officer compensation as follows:

For	Against	Abstained	Percentage of Votes Cast FOR	Broker Non-Votes
458,605,070	7,813,288	2,168,707	97.9%	165,259,309

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: May 22, 2025	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President, General Counsel & Secretary

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